UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2006

          First Commonwealth Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-11242	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

22 N. Sixth Street, Indiana, PA	15701
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (724) 349-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     REGULATION FD

On April 27, 2006, First Commonwealth Financial Corporation announced the execution of a definitive agreement to acquire Laurel Capital Group, Inc., headquartered in Allison Park, Pennsylvania.  Under the terms of the agreement, Laurel Capital Group shareholders will be entitled to receive $28.25 in cash, an equivalent value of First Commonwealth common stock or a combination of cash and First Commonwealth stock in exchange for their shares of Laurel Capital Group common stock, subject to proration to ensure that 70% of the aggregate merger consideration is paid in First Commonwealth common stock and 30% in cash.

A copy of the press release dated April 27, 2006 announcing the acquisition is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits
99.1 First Commonwealth Financial Corporation Press Release dated April 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 27, 2006

                                                            FIRST COMMONWEALTH FINANCIAL CORPORATION
                                                                 (Registrant)

                                                            By:  /S/ JOHN J. DOLAN
                                                                    John J. Dolan
                                                                    Executive Vice President and
                                                                    Chief Financial Officer